OTHER INCOME, NET	12 Months Ended
Mar. 31, 2026
Other Income and Expenses [Abstract]
OTHER INCOME, NET

14. OTHER INCOME, NET

Other income, net, consists of the following:

	Year ended March 31,
	2024	2025	2026
	USD	USD	USD

Site management income	-	33,030	-
Machinery/ Motor vehicle rental	-	225,031	129,678
Sale of scrap material/ Mud	182,397	119,410	-
Parking fines	(69,051)	(80,028)	(79,069)
(Loss) gain on termination of motor vehicle/ machinery under finance lease arrangements	-	(11,026)	327,403
Other income (expense)	3,051	3,920	(23,915)
Total other income, net	116,397	290,337	354,097

Additionally, the Company entered into a supply agreement to sell rock to a customer. As part of the arrangement, the Company will arrange for delivery of raw materials to the facility designated by the customer. During the year ended March 31, 2026, the Company discontinued its sales of rock business.